AMENDMENT NO. 4 TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 4 to Executive Employment Agreement by and between deltathree, Inc., a Delaware corporation (“Inc.”) and Delta Three Israel, Ltd., an Israeli corporation (“Ltd.”, and together with Inc., the “Company”), on the one hand, and Effi Baruch, an individual (“Executive”) on the other hand, dated as of December 9, 2008 (the “Executive Employment Agreement”), as amended by that certain Amendment No. 1, dated as of March 17, 2009 (“Amendment No. 1”), that certain Amendment No. 2, dated as of October 20, 2009 (“Amendment No. 2”), and that certain Amendment No. 3, dated as of October 27, 2010 (“Amendment No. 3”, and together with the Executive Employment Agreement, Amendment No. 1 and Amendment No. 2, the “Agreement”), is dated as of August 17, 2011.

Recitals:

WHEREAS, the Company and Executive entered into the Executive Employment Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, and now wish to enter into this Amendment No. 3 to Executive Employment Agreement (“Amendment No. 4”) to further amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The first sentence of Section 3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“During the Employment Period, the Company shall pay Executive a base salary at the annual rate of U.S.$180,735.60 ($15,061.30 per month, or the pro rata portion thereof), payable in accordance with the Company’s customary payroll practices (the “Base Salary”).”

2. The foregoing amendment to the Agreement shall be effective commencing as of August 1, 2011.

3. Except as expressly provided in this Amendment No. 4, all of the terms and conditions of the Agreement remain unchanged, and the terms and conditions of the Agreement as amended hereby remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the date first set forth above.

DELTATHREE, INC.

By:	/s/ Robert Stevanovski
Name: Robert Stevanovski
Title: Chairman of the Board

DELTA THREE ISRAEL, LTD.
By: deltathree, Inc., its sole director

By:	/s/ Robert Stevanovski
Name: Robert Stevanovski
Title: Chairman of the Board

/s/ Effi Baruch
Effi Baruch

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